UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana	46580
(Address of Principal Executive Offices)	(Zip Code)

(574) 373-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

In connection with the execution of the Merger Agreement (as defined below) described below under Item 8.01, Zimmer Biomet Holdings, Inc. (the “Company”) posted an investor presentation to its investor website and provided information regarding the proposed transaction to analysts and investors. A copy of the investor presentation is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 11, 2025, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Monogram Technologies Inc., a Delaware corporation (“Monogram”), and Honey Badger Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Monogram (the “Merger”), with Monogram continuing as the surviving corporation and a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Monogram stock, (other than shares owned by the Company, Merger Sub or any of their respective subsidiaries (which shares will be canceled) and shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law), will automatically be converted into the right to receive (i) in the case of Monogram’s common stock, par value $0.001, an amount equal to (A) $4.04 in cash, without interest and (B) one contractual contingent value right pursuant to the Contingent Value Rights Agreement, to be entered into at or immediately prior to the Effective Time, among the Company and a rights agent, (ii) in the case of Monogram’s Series D preferred stock, par value $0.001 per share, $2.25 in cash, without interest plus an amount equal to any accrued but unpaid dividends, and (iii) in the case of Monogram’s Series E preferred stock, par value $0.001 per share, $100.00 in cash, without interest.

A copy of the press release jointly issued by the Company and Monogram on July 14, 2025 announcing the execution of the Merger Agreement is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

This communication, and any documents to which the Company refers in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “forecast,” “expect,” “believe,” “will,” “intend,” “plan,” and words of similar substance. Such forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of the Company, the Company management, the financial condition, results of operations and businesses of the Company and Monogram; the possibility that the milestone associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by the Company and Monogram in light of the Company’s experience and the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. These forward-looking statements also are based on the current expectations and beliefs of the management of the Company and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to whether the stockholders of Monogram will approve the Merger and the possibility that the Merger does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Monogram will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including in circumstances which would require Monogram to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the Merger, including the possibility that the expected benefits from the Merger will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) risks relating to changing demand for the Company’s and Monogram’s existing products; (vii) risks relating to the achievement, in part or at all, of the revenue and other milestones necessary for the payment of any contingent value rights; (viii) disruption from the pending Merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies; (ix) risks related to the pending Merger diverting the Company’s managements’ attention from the ongoing business operations of their respective business; (x) negative effects of this announcement or the consummation of the Merger on the market price of the Company’s common stock and on the Company’s operating results; (xi) significant transaction costs; (xii) unknown liabilities; (xiii) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the Merger; and (xiv) (A) other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Report and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”).

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaims any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Monogram intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Monogram’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MONOGRAM ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov, and on Monogram’s website at www.monogramtechnologies.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Monogram Technologies Inc., ATTN: Investor Relations, 3913 Todd Lane, Suite 307 Austin, TX 78744, telephone: (512) 399-2656.

Participants in the Solicitation

The Company and Monogram and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Monogram in connection with the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting of Stockholders, filed with the SEC on April 14, 2025 and subsequent statements of beneficial ownership on file with the SEC. Information regarding Monogram’s directors and executive officers can be found in

Monogram’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 12, 2025 and subsequent statements of beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.zimmerbiomet.com and on Monogram’s website at www.monogramtechnologies.com. Additional information regarding the interest of Monogram’s participants in the solicitation of Monogram’s stockholders, which may, in some cases, be different than those of Monogram’s stockholders generally, will be set forth in the proxy statement related to the proposed transaction described above and other relevant materials to be filed with the SEC if and when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation, dated July 14, 2025

99.2	Joint Press Release, dated July 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zimmer Biomet Holdings, Inc.

Date: July 14, 2025	By:	/s/ Chad F. Phipps
Chad F. Phipps
Senior Vice President, General Counsel and Secretary